UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2013

BCSB Bancorp, Inc.

(Exact Name Of Registrant As Specified In Charter)

Maryland	0-53163	26-1424764
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4111 E. Joppa Road, Suite 300, Baltimore, Maryland 21236

(Address Of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (410) 256-5000

Not Applicable

(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On June 14, 2013, BCSB Bancorp, Inc. (the “Company”), the parent company of Baltimore County Savings Bank (the “Bank”), and F.N.B. Corporation (“FNB”), the parent company of First National Bank of Pennsylvania (“FNB Bank”), announced the signing of a definitive agreement under which FNB will acquire the Company and FNB Bank will acquire the Bank.

A copy of the press release announcing the transaction is attached as Exhibit 99.1.

Forward-Looking Statements:

This filing and the joint press release of F.N.B. Corporation and BCSB Bancorp, Inc. contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act, relating to present or future trends or factors affecting the banking industry and, specifically, the financial operations, markets and products of F.N.B. Corporation and BCSB Bancorp, Inc. Forward-looking statements are typically identified by words such as “believe”, “plan”, “expect”, “anticipate”, “intend”, “outlook”, “estimate”, “forecast”, “will”, “should”, “project”, “goal”, and other similar words and expressions. These forward-looking statements involve certain risks and uncertainties. In addition to factors previously disclosed in F.N.B. Corporation and BCSB Bancorp, Inc. reports filed with the SEC and those identified elsewhere in this filing, the following factors among others, could cause actual results to differ materially from forward-looking statements or historical performance: ability to obtain regulatory approvals and meet other closing conditions to the Merger, including approval by BCSB Bancorp, Inc. shareholders, on the expected terms and schedule; delay in closing the Merger; difficulties and delays in integrating the F.N.B. Corporation and BCSB Bancorp, Inc. businesses or fully realizing cost savings and other benefits; business disruption following the Merger; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates and capital markets; inflation; customer acceptance of F.N.B. Corporation products and services; customer borrowing, repayment, investment and deposit practices; customer disintermediation; the introduction, withdrawal, success and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions and divestitures; economic conditions; and the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. F.N.B. Corporation and BCSB Bancorp, Inc. undertake no obligation to revise these forward-looking statements or to reflect events or circumstances after the date of this filing.

Additional Information:

F.N.B. Corporation will file a registration statement on Form S-4 with the SEC. The registration statement will include a proxy statement/prospectus and other relevant documents with the SEC in connection with the merger.

SHAREHOLDERS OF BCSB BANCORP, INC. ARE ADVISED TO READ THE PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE AND ANY

OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

The proxy statement/prospectus and other relevant materials (when they become available), and any other documents F.N.B. Corporation and BCSB Bancorp, Inc. have filed with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents F.N.B. Corporation has filed with the SEC by contacting James Orie, Chief Legal Officer, F.N.B. Corporation, One F.N.B. Boulevard, Hermitage, PA 16148, telephone: (724) 983-3317 and free copies of the documents BCSB Bancorp, Inc. has filed with the SEC by contacting David M. Meadows, General Counsel and Secretary, BCSB Bancorp, Inc., 4111 East Joppa Road, Baltimore, MD 21236, telephone: (410) 256-5000.

F.N.B. Corporation and BCSB Bancorp, Inc. and certain of their directors and executive officers may be deemed to be participants in the solicitation of proxies from BCSB Bancorp, Inc. shareholders in connection with the proposed merger. Information concerning such participants’ ownership of BCSB Bancorp, Inc. common shares will be set forth in the proxy statement/prospectus relating to the merger when it becomes available. This communication does not constitute an offer of any securities for sale.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Number	Description

99.1	Joint Press Release dated June 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BCSB BANCORP, INC.

Date: June 14, 2013	By:	/s/ Joseph J. Bouffard
Joseph J. Bouffard
President and Chief Executive Officer